                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1998

                          CADENCE DESIGN SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       1-10606                                            77-0148231
(Commission File No.)                          (IRS Employer Identification No.)

                 2655 SEELY ROAD, BUILDING 5, SAN JOSE, CA 95134
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 943-1234

                                 ---------------

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Registrant's Current Report on Form 8-K dated September 30, 1998 and filed with the Securities and Exchange Commission on October 13, 1998. Attached hereto as Exhibit 99.2 are the audited financial statements for the fiscal years ended June 30, 1998 and 1997 of Ambit Design Systems, Inc.

(b)      Pro Forma Financial Information.

         Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the following pro forma financial information was omitted from the disclosure contained in the Registrant's Current Report on Form 8-K dated September 30, 1998 and filed with the Securities and Exchange Commission on October 13, 1998. Attached hereto as Exhibit 99.4 are the unaudited pro forma condensed combined statements of operations for the fiscal year ended January 3, 1998 and the nine months ended October 3, 1998, reflecting the acquisition of Ambit Design Systems, Inc. and including the notes to the unaudited pro forma statements of operations.

(c)      Exhibits.

         + 2.01 Agreement and Plan of Reorganization, dated September 3, 1998, by and among the Registrant, Ambit Design Systems, Inc. and Adirondack Transaction Corp.

         +99.1    Press Release, dated September 30, 1998.

          99.2 Audited Financial Statements of Ambit Design Systems, Inc. for the fiscal years ended June 30, 1998 and 1997.

          99.3    Consent of PricewaterhouseCoopers LLP with respect to Ambit
                  Design Systems, Inc. financial statements.

          99.4 Unaudited pro forma condensed combined statements of operations for the fiscal year ended January 3, 1998 and nine months ended October 3, 1998, reflecting the acquisition of Ambit Design Systems, Inc. and including the notes to the unaudited condensed combined statements of operations.

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+Previously filed

                                        2.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CADENCE DESIGN SYSTEMS, INC.

Dated:  December 10, 1998          By:   /s/ R.L. SMITH MCKEITHEN
                                      ------------------------------
                                         R.L. SMITH MCKEITHEN
                                         Senior Vice President, General Counsel
                                         and Secretary

                                        3.

                                INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION OF EXHIBIT
+ 2.01         Agreement and Plan of Reorganization, dated September 3, 1998, by and among the Registrant, Ambit Design Systems, Inc. and
               Adirondack Transaction Corp.

+99.1          Press Release, dated September 30, 1998.

 99.2 Audited Financial Statements of Ambit Design Systems, Inc. for the fiscal years ended June 30, 1998 and 1997.

 99.3          Consent of PricewaterhouseCoopers LLP with respect to Ambit
               Design Systems, Inc. financial statements.

 99.4 Unaudited pro forma condensed combined statements of operations for the fiscal year ended January 3, 1998 and nine months ended
               October 3, 1998, reflecting the acquisition of Ambit Design
               Systems, Inc. and including the notes to the unaudited condensed combined statements of operations.

+Previously filed

                                        4.